                                                                   Exhibit 10.20


                                 September 30, 1998



United Road Services, Inc.
8 Automation Lane
Albany, New York 12205

Attention: Ed Sheehan

     Re:  Third Amendment to Credit Agreement
          -----------------------------------

Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of May 8, 1998 (as previously amended, the "Credit Agreement") among United Road Services, Inc., various financial institutions and Bank of America National Trust and Savings Association, as Agent. All terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     The Company, the Agent and the Required Banks agree as follows:

     (a) The definitions of "Borrowing Base" and "Funded Debt" in the Credit Agreement shall be amended in their entirety to read as set forth below, respectively:

          "Borrowing Base means the sum of (a) 85% of Eligible Receivables; plus
           --------------
          (b) 60% of Eligible Inventory, provided that the amount determined pursuant to this clause (b) shall not exceed $5,000,000; plus (c) 75%
                           ----------
          of the Equipment Value of all Eligible Equipment; plus (d) the lesser of (i) the Overadvance Amount or (ii) the sum of clauses (a), (b) and
                                                           -----------  ---
          (c).  For purposes of the foregoing, the "Overadvance Amount" shall be
          ---
          (i) $25,000,000 during the period from the date hereof to November 15, 1998, (ii) $20,000,000 during the period from November 15, 1998 to December 31, 1998, (iii) $15,000,000 during the period from December 31, 1998 to March 31, 1999, and (iv) $10,000,000, from March 31, 1999 and thereafter; provided that as of the date on which the net proceeds
                          --------
          received by the Company after June 30, 1998 from the issuance of equity equals or exceeds $100,000,000, the Overadvance Amount shall not decrease according to the schedule set forth above but shall remain constant at the Overadvance Amount as of such date."

          "Funded Debt means all Debt of the Company and its Subsidiaries,
           -----------
          excluding (i) contingent obligations in respect of undrawn letters of credit (other than letters of credit suporting Debt of a Person other than the Company or any Subsidiary), (ii) all Suretyship Liabilities in respect of guarantees of lease obligations described in Section
                                                                     -------
          10.7(i) and any other Suretyship Liabilities except to the extent in
          -------
          respect of Debt of a Person which is not the Company or a Subsidiary,
          (iii) Hedging Obligations and (iv) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries."

     (b) Section 10.7 of the Credit Agreement shall be amended by (i) deleting the word "and" after clause (g); (ii) deleting the period at the end of clause
(h) and substituting a semi-colon followed by the word "and" therefor; and (iii) inserting the following new clause (i) at the end thereof:

          "(i) guarantees of lease obligations of independent carriers in connection with leases of equipment by such carriers, provided that
                                                                --------
          (x) each independent carrier agrees to subcontract the applicable equipment to the Company or a Subsidiary for the balance of the applicable lease term and (y) the aggregate principal amount so guaranteed by the Company and its Subsidiaries (without duplication) shall not at any time exceed $5,000,000."

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute an amendment, waiver or consent with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     This letter may be executed in counterparts and by the parties hereto on separate counterparts. This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Company and the Required Banks.

     This letter shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     Please acknowledge your agreement to the foregoing by signing and returning a counterpart hereof to the Agent.


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Agent


                                    By:  /s/ Jay Mckeown
                                       _____________________________

                                    Title:  Assistant Vice President
                                          __________________________


                                    BANK OF AMERICA NATIONAL TRUST AND SAVING
                                    ASSOCIATION, as Issuing Bank and as a Bank


                                    By: /s/
                                       _____________________________

                                    Title:
                                          __________________________


                                    BANKBOSTON, N.A., as a Bank


                                    By:  /s/ Arthur J. Oberheim
                                       _____________________________

                                    Title:  Vice President
                                          __________________________


                                    COMERICA BANK, as a Bank


                                    By: /s/
                                       _____________________________

                                    Title: Vice President
                                          __________________________


                                    FLEET NATIONAL BANK, as a Bank


                                    By: /s/
                                       _____________________________

                                    Title: Vice President
                                          __________________________



ACCEPTED AND AGREED
as of September 30, 1998      UNITED ROAD SERVICES, INC.

                                    By: /s/ Edward T. Sheehan
                                       _____________________________

                                    Title: CEO/Chairman
                                          __________________________

                                      -3-